EXHIBIT 99.2
                                                                    ------------

                                BRIGHTCUBE, INC.

UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  FINANCIAL  INFORMATION

On December 20, 2000, BrightCube, Inc., formerly PhotoLoft, Inc., a Nevada corporation ("BrightCube") closed its acquisition of Extreme Velocity Group, Inc. ("EVG"), a California corporation (the "Acquisition"). EVG is a Los Angeles based corporation, which provides Internet and imaging solutions to the art market.

The Acquisition was consummated pursuant to an Agreement and Plan of Reorganization by and among BrightCube, PhotoL Acquisition Corp., a California corporation and wholly-owned subsidiary of BrightCube ("Sub"), EVG, and certain shareholders of EVG dated as of November 22, 2000, as amended by that certain First Amendment to Agreement and Plan of Reorganization dated as of December 7, 2000 and that certain Second Amendment to Agreement and Plan of Reorganization dated as of December 20, 2000 (as amended, the "Merger Agreement"). Under the Merger Agreement, Sub was merged with and into EVG, and EVG was the surviving corporation in the merger and became a wholly owned subsidiary of BrightCube.

Based on negotiations between the parties to and as set forth in the Merger Agreement, BrightCube issued an aggregate of 18,192,600 shares of common stock (the "Merger Shares") to the former shareholders of EVG in exchange for all of the outstanding stock of EVG. EVG had no options or other rights to purchase its stock outstanding at the time of the Acquisition. In addition, BrightCube agreed to assume and pay an $800,000 liability of EVG to Marco Fine Arts (a corporation owned by Al Marco, the principal shareholder of EVG) and assume certain lines of credit with a balance of approximately $690,000 in the aggregate. BrightCube paid the $800,000 from its working capital subsequent to the acquisition.


3,208,600 shares of the Merger Shares (the "Escrow Shares") were placed in a twelve-month escrow account as security for the indemnification obligations of the former EVG shareholders to BrightCube and others as set forth in the Merger Agreement. In general, pursuant to the Merger Agreement and the related escrow agreement, BrightCube may recover from the escrow for any losses, expenses, liabilities or other damages due to a breach of any representation, warranty, covenant or agreement of EVG in the Merger Agreement and for certain other enumerated items.


The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of EVG's operations included in BrightCube's consolidated financial statements from the date of acquisition.

                                                                    EXHIBIT 99.2
                                                                    ------------

The accompanying unaudited pro forma condensed consolidated financial statements illustrate the effect of the acquisition on the Company's financial position and results of operations. The unaudited pro forma condensed consolidated balance sheet is based on the historical balance sheets of BrightCube and EVG as of September 30, 2000 and December 20, 2000 respectively, and assumes that the acquisition took place on the balance sheet date. The unaudited pro forma condensed consolidated statements of operations are based on the historical statements of operations of BrightCube and EVG for the nine months ended September 30, 2000 and December 20, 2000, respectively, and the year ended December 31, 1999 for both companies. Management believes that the inclusion of the EVG financial statements as of December 20, 2000 and for the nine months then ended in these unaudited pro forma condensed consolidated financial statements more accurately reflects EVG's current financial position and results of operations due to its increased activities during the later part of 2000. The pro forma condensed consolidated statements of operations assume the acquisition took place on July 1, 1999 (commencement of EVG's operations).

The unaudited pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ. The unaudited pro forma condensed consolidated results of operations may not be indicative of the actual results which would have been obtained if the acquisition had occurred on July 1, 1999.

The accompanying unaudited condensed consolidated pro forma financial statements should be read in conjunction with BrightCube's historical financial statements and notes thereto contained in the Company's 1999 Annual Report of Form 10-KSB and the Quarterly Report of Form 10-QSB for the quarter ended September 30, 2000 and the financial statements of EVG presented herein.

                                                                                                          EXHIBIT 99.2
                                                                                                          ------------


                                                         BRIGHTCUBE, INC.
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                 Historical
                                                       -------------------------------
                                                         Brightcube          EVG
                                                        September 30,    December 20,
                                                            2000             2000          Adjustments      PRO FORMA
                                                       ---------------  --------------  ----------------  -------------
ASSETS
CURRENT  ASSETS:
   Cash and cash equivalents                           $    7,495,800   $           -   $   (800,000)(2)  $  6,503,300
                                                                                             (12,000)(3)
                                                                                            (180,500)(4)
   Accounts receivable                                        215,300          35,700                          251,000
   Inventory                                                        -         179,700                          179,700
   Prepaid expenses and other current assets                  125,000         102,500                          227,500

                                                       ---------------  --------------  ----------------  -------------
TOTAL CURRENT ASSETS                                        7,836,100         317,900       (992,500)        7,161,500
PROPERTY AND EQUIPMENT, NET                                   807,800         165,200                          973,000
Excess of cost over net assets acquired                             -               -     9,536,100 (1)      9,536,100
OTHER ASSETS                                                   25,800          53,600                           79,400
                                                       ---------------  --------------  ----------------  -------------
TOTAL ASSETS                                           $    8,669,700   $     536,700   $  8,543,600       $17,750,000
                                                       ===============  ==============  ================  =============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
   Bank overdraft                                      $            -   $     180,500   $   (180,500)(4)  $         -
   Accounts payable                                           658,100         362,000                       1,020,100
   Accrued expenses and other                                 710,300          76,600        160,000 (1)      946,900
   Lines of credit due bank and related party                       -         690,000       (345,000)(5)      345,000
   Due to related party                                             -         800,000       (800,000)(2)            0
   Notes payable to shareholders                               95,000          12,000        (12,000)(3)       95,000
                                                       ---------------  --------------  ----------------  ------------

TOTAL CURRENT LIABILITIES                                   1,463,400       2,121,100     (1,177,500)       2,407,000

Long-term debt                                                      -               -        345,000 (5)      345,000

                                                       ---------------  --------------  ----------------  ------------
TOTAL LIABILITIES                                           1,463,400       2,121,100       (832,500)       2,752,000
                                                       ---------------  --------------  ----------------  ------------

SHAREHOLDERS' EQUITY (DEFICIENCY)
   Common stock and paid in capital                        19,902,700       1,874,100    (1,874,100)(1)    27,694,400
                                                                                          7,791,700 (1)
   Deferred compensation                                      (39,200)              -                         (39,200)
   Accumulated deficit                                    (12,657,200)     (3,458,500)    3,458,500 (1)   (12,657,200)
                                                       ---------------  --------------  ----------------  ------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIENCY)                     7,206,300      (1,584,400)    9,376,100        14,998,000
                                                       ---------------  --------------  ----------------  ------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY (DEFICIENCY)  $    8,669,700   $     536,700   $ 8,543,600       $17,750,000
                                                       ===============  ==============  ================  ============

See  accompanying  notes to unaudited pro forma condensed consolidated financial information.

                                                                                                          EXHIBIT 99.2
                                                                                                          ------------


                                                         BRIGHTCUBE, INC.
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                                         Historical
                                                               ---------------------------
                                                                Brightcube        EVG
                                                                For the nine months ended
                                                               September 30,  December 20,
                                                                   2000          2000        Adjustments     PRO FORMA
                                                               ------------  -------------  -------------  -------------

REVENUES                                                       $   403,600   $  1,187,100   $          -   $  1,590,700
Cost of Revenues                                                   247,900        385,700              -        633,600
                                                               ------------  -------------  -------------  -------------
GROSS PROFIT                                                       155,700        801,400              -        957,100
                                                               ------------  -------------  -------------  -------------

OPERATING EXPENSES:
  Sales and marketing                                              458,500      1,535,900              -      1,994,400
  General and administrative                                     7,796,400      1,646,100       67,500(7)    10,531,700
                                                                                             1,021,700(6)
                                                               ------------  -------------  -------------  -------------
TOTAL OPERATING EXPENSES                                         8,254,900      3,182,000      1,089,200     12,526,100
                                                               ------------  -------------  -------------  -------------
LOSS FROM OPERATIONS                                            (8,099,200)    (2,380,600)    (1,089,200)   (11,569,000)
                                                               ------------  -------------  -------------  -------------

OTHER INCOME (EXPENSE):
  Other income                                                     113,300          4,200              -        117,500
  Interest & other expense                                         (18,900)       (40,200)             -        (59,100)
  Litigation settlement                                                  -       (101,000)             -       (101,000)
                                                               ------------  -------------  -------------  -------------
TOTAL OTHER INCOME (EXPENSE)                                        94,400       (137,000)             -        (42,600)
                                                               ------------  -------------  -------------  -------------
LOSS BEFORE INCOME TAXES                                        (8,004,800)    (2,517,600)    (1,089,200)   (11,611,600)

INCOME TAX EXPENSE                                                     800              -              -            800
                                                               ------------  -------------  -------------  -------------
NET LOSS                                                        (8,005,600)  $ (2,517,600)  $ (1,089,200)   (11,612,400)
                                                                             =============  =============

Deemed dividend on redemption of Series A Preferred
Stock including value ascribed to warrants of $145,000            (357,000)                                    (357,000)
                                                               ------------                                -------------

Net loss allocable to common shareholders                      $(8,362,600)                                $(11,969,400)
                                                               ============                                =============

Basic and diluted loss per share                               $     (0.32)                                $      (0.29)
                                                               ============                                =============

Basic and diluted weighted-average common shares outstanding    25,808,000                                   40,792,000
                                                               ============                                =============

See  accompanying  notes to unaudited pro forma condensed consolidated financial information.

                                                                                                          EXHIBIT 99.2
                                                                                                          ------------


                                                  BRIGHTCUBE, INC.
                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                           Historical
                                            ----------------------------------------
                                                                        EVG
                                                                    July 1, 1999
                                                Brightcube        (Commencement of
                                                Year ended         Operations) to
                                             December 31, 1999    December 31, 1999    Adjustments    PRO FORMA
                                            -------------------  -------------------  -------------  ------------

Revenues                                    $          254,500   $                -   $          -   $   254,500
Cost of Revenues                                       124,200                    -              -       124,200
                                            -------------------  -------------------  -------------  ------------
GROSS PROFIT                                           130,300                    -              -       130,300

OPERATING EXPENSES:
  Sales and marketing                                1,217,200               99,100              -     1,316,300
  General and administrative                         4,405,900              235,300        120,000(7)  5,442,400
                                                                                           681,200(6)
                                            -------------------  -------------------  -------------  ------------
TOTAL OPERATING EXPENSES                             5,623,100              334,400        801,200     6,758,700
                                            -------------------  -------------------  -------------  ------------
LOSS FROM OPERATIONS                                (5,492,800)            (334,400)      (801,200)   (6,628,400)

OTHER INCOME (EXPENSE):
  Loss on settlement of note                          (108,100)                   -              -      (108,100)
  Interest income                                      110,600                    -              -       110,600
  Interest & other expense                              (7,200)                   -              -        (7,200)
                                            -------------------  -------------------  -------------  ------------
TOTAL OTHER INCOME (EXPENSE)                            (4,700)                   -              -        (4,700)
                                            -------------------  -------------------  -------------  ------------
LOSS BEFORE INCOME TAXES                            (5,497,500)            (334,400)      (801,200)   (6,633,100)

INCOME TAX (BENEFIT) EXPENSE                          (745,400)                   -              -      (745,400)
                                            -------------------  -------------------  -------------  ------------
NET LOSS                                            (4,752,100)  $         (334,400)  $   (801,200)   (5,887,700)
                                                                 ===================  =============

Deemed dividend on issuance of warrants                 80,000                                            80,000
Deemed dividend on  conversion of
preferred stock into common stock                      934,000                                           934,000
                                            -------------------                                      ------------
Net loss allocable to common shareholders   $       (5,766,100)                                      $(6,901,700)
                                            ===================                                      ============

Basic and diluted loss per share            $            (0.49)                                      $     (0.36)
                                            ===================                                      ============

Basic and diluted weighted-average                  11,658,200                                        19,150,200
common shares outstanding                   ===================                                      ============

See accompanying  notes to unaudited pro forma condensed consolidated financial information.

                                                                    EXHIBIT 99.2
                                                                    ------------

BRIGHTCUBE,  INC.

NOTES  TO  UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  FINANCIAL INFORMATION

Note  A-Basis  of  Presentation

Reference is made to the introduction to the unaudited pro forma condensed financial information.

Note  B - Pro  Forma  Adjustments

The pro forma adjustments to the condensed balance sheet are as follows:

     (1) To reflect the acquisition of EVG and the allocation of purchase price on the basis of fair values of the assets acquired and the liabilities assumed. The components of purchase price and its allocation of assets and liabilities of EVG are as follows:

             Components  of  Purchase  Price:

                BrightCube  common  stock(a)                14,984,000 shares
                Value  of  common  stock(b)                $      0.52 per share
                                                          ------------
                                                           $7,791,700
                Estimated  acquisition  costs                 160,000
                                                          ------------
                Total  purchase  price                      7,951,700

                EVG  shareholders'  deficiency(c)           1,584,400
                                                           -----------
                EXCESS OF COST OVER NET ASSETS ACQUIRED    $9,536,100
                                                           ===========

     (a) Excludes 3,208,600 shares of stock that were placed in a twelve-month escrow account as security for the indemnification obligations of the former EVG shareholders to BrightCube. These shares will be valued and included in the purchase price if and when the shares are released from escrow.

     (b) This represents the average stock price of BrightCube surrounding a few days before and after the terms of the EVG acquisition were agreed to and announced (December 8, 2000).

                                                                    EXHIBIT 99.2
                                                                    ------------

     (c) The fair value of assets acquired and liabilities assumed approximates their book value.

  (2) To reflect the repayment by BrightCube of EVG's payable to MFA under the terms of the Merger Agreement.

  (3) To reflect the repayment of the note payable to a minority shareholder of EVG on January 10, 2001.

  (4)   To  reclassify  the  bank  overdraft  to  cash  and  cash  equivalents.

  (5) To reflect the long-term portion of the refinanced lines of credit due bank and related party.

The pro forma adjustments to the condensed statements of operations are as follows:

  (6) To record the amortization of excess of cost over fair value of net assets acquired over the estimated benefit period of 7 years.

  (7) To adjust Al Marco's annual salary to the current employment contract amount of $240,000 per year.

Note  C  -  Pro  Forma  Loss  Per  Share

The reconciliation of the common shares used in the calculation of pro forma basic and diluted loss per share is as follows:

                                                          2000       1999
     BrightCube basic and diluted weighted average
          shares  outstanding                          25,808,000  11,658,200
     Non-escrow shares issued in the EVG acquisition   14,984,000   7,492,000
                                                       ----------  ----------

     Pro forma basic and diluted weighted average
          common shares outstanding                    40,792,000  19,150,200
                                                       ==========  ==========

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